Exhibit 10.1
                                  AMENDMENT TO
                      FIRST AMENDED AND RESTATED AGREEMENT
                            OF LIMITED PARTNERSHIP OF
                   Boddie-Noell Properties Limited Partnership


         As of this 24th day of April, 2000, the First Amended and Restated Agreement of Limited Partnership of Boddie-Noell Properties Limited Partnership (the "Limited Partnership"), dated as of September 19, 1997, as amended (the "Agreement"), is hereby amended pursuant to Section 2.2 and 14.1.B thereof to reflect the change of the name of the Limited Partnership by the direction of the general partner, BNP Residential Properties, Inc., formerly known as Boddie-Noell Properties, Inc. (the "General Partner"). The new name is "BNP Residential Properties Limited Partnership." Capitalized terms used in this Amendment shall have the meanings assigned to them by the Agreement.


                                         General Partner

                                         BNP Residential Properties, Inc.


                                         /s/ D. Scott Wilkerson
                                         D. Scott Wilkerson
                                         President




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